[Letterhead of Morrison, Brown, Argiz & Company]






                          INDEPENDENT AUDITOR'S CONSENT
                          ------------------------------

We consent to the use in this Post-Effective Amendment to the Registration Statement of Amerindo Funds Inc. on Form N-1A of our report dated January 27, 1998, incorporated by reference in the Prospectus and Statement of Additional Information, which are part of this Registration Statement.

We  also  consent  to the  reference  to us  under  the  headings  "Counsel  and
Independent   Auditors"  in  such   Prospectus   and   Statement  of  Additional
Information.



/s/ Morrison, Brown, Argiz & Company
Certified Public Accountants
Miami, Florida
April 22, 1998

709782.1

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